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                                                                    Exhibit 10.3



                                PLEDGE AMENDMENT



     This Pledge Amendment, dated as of March 15, 1999, is delivered pursuant to
Section 5(b) of the Stock Pledge Agreement, dated as of July 2, 1998 (the "Agreement"; capitalized terms defined in the Agreement being used herein as therein defined), by the undersigned in favor of BankBoston, N.A., as Agent. The undersigned hereby agrees that this Pledge Amendment may be attached to the Agreement, and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations. Nothing contained in this Pledge Amendment shall be deemed or construed to (i) release or impair any of the Pledged Shares or other Pledged Collateral existing in favor of the Agent as of the date hereof, or (ii) waive or limit any right or remedy of the Agent or the Lenders under the Agreement or with respect to any such Pledged Shares or Pledged Collateral.



                                INTEREP NATIONAL RADIO SALES, INC.



                                By: /s/ William J. McEntee, Jr.
                                    ------------------------------------
                                    Name:  William J. McEntee, Jr.
                                    Title: Vice President and
                                           Chief Financial Officer




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

                                        CERTIF-    NUMBER OF    NUMBER OF     NUMBER OF
                    CLASS OF     PAR     ICATE      SHARES     OUTSTANDING   AUTHORIZED
    ISSUER           STOCK      VALUE    NO(S)      PLEDGED       SHARES       SHARES
    ------           -----      -----    -----      --------      ------       ------

 American Radio      Common     $.01      1          100             100        1000
   Sales, Inc

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